UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22121

Registrant Name:	PIMCO Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Opportunity Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 6.2%
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	100	$117
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$200	201
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		200	199
Avantor, Inc.
6.242% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		6,000	5,977
California Resources Corp.
6.962% (LIBOR03M + 4.750%) due 12/31/2022 «~		50	51
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,524	1,504
Concordia International Corp.
TBD% due 09/06/2024		1,000	985
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		20	21
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		4,156	3,914
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Envision Healthcare Corp.
TBD% due 09/26/2025		300	299
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/14/2025	EUR	1,000	1,170
TBD% due 09/17/2025		$600	599
Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021		393	397
FrontDoor, Inc.
4.750% (LIBOR03M + 2.500%) due 08/14/2025 ~		20	20
Frontier Communications Corp.
6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		396	389
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		4,600	3,439
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~		50	51
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		651	660
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		69	70
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		10	10
Neiman Marcus Group Ltd.
5.370% due 10/25/2020		693	645
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~		50	44
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		100	101
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~		158	156
11.200% (LIBOR03M + 9.000%) due 04/28/2022 «~		2,360	2,336
Stars Group Holdings BV
5.886% (LIBOR03M + 3.500%) due 07/10/2025 ~		100	101
Syniverse Holdings, Inc.
7.148% (LIBOR03M + 5.000%) due 03/09/2023 ~		10	10
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~		100	101
Verscend Holding Corp.
6.742% (LIBOR03M + 4.500%) due 08/27/2025 ~		100	101
West Corp.
6.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		35	35

Total Loan Participations and Assignments (Cost $24,978)			23,853

CORPORATE BONDS & NOTES 41.2%
BANKING & FINANCE 17.8%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,196
Ally Financial, Inc.
8.000% due 11/01/2031 (n)		1,675	2,037

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1
Ambac LSNI LLC
7.396% due 02/12/2023 •		215	218
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,200	1,525
Athene Holding Ltd.
4.125% due 01/12/2028		$34	32
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		113	115
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		80	77
5.000% due 04/20/2048		48	45
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	3,100	1,098
Barclays Bank PLC
7.625% due 11/21/2022 (k)(n)		$400	434
Barclays PLC
3.250% due 01/17/2033	GBP	100	118
6.500% due 09/15/2019 •(j)(k)	EUR	2,000	2,398
7.250% due 03/15/2023 •(j)(k)(n)	GBP	2,055	2,774
7.875% due 09/15/2022 •(j)(k)(n)		1,970	2,723
8.000% due 12/15/2020 •(j)(k)	EUR	200	256
Brookfield Finance, Inc.
3.900% due 01/25/2028		$56	53
4.700% due 09/20/2047		48	46
Cantor Fitzgerald LP
7.875% due 10/15/2019 (n)		3,160	3,282
CBL & Associates LP
5.950% due 12/15/2026		10	8
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	1,400	2,161
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		$300	317
Credit Suisse AG
6.500% due 08/08/2023 (k)		200	214
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	206
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	18	20
Equinix, Inc.
2.875% due 03/15/2024		100	118
2.875% due 02/01/2026		100	115
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$170	169
6.750% due 03/15/2022 (n)		220	226
Freedom Mortgage Corp.
8.250% due 04/15/2025		40	39
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	200	263
6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,200	1,548
6.500% due 03/23/2028 •(j)(k)		$310	300
Hunt Cos., Inc.
6.250% due 02/15/2026		16	15
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (n)		6,500	6,549
iStar, Inc.
4.625% due 09/15/2020		9	9
5.250% due 09/15/2022		31	31
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		200	202
7.500% due 04/15/2021 (n)		2,285	2,348
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	42
Life Storage LP
3.875% due 12/15/2027		18	17
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(j)(k)	GBP	700	989
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$1,450	1,469
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
MetLife, Inc.
5.875% due 03/15/2028 •(j)		6	6
Nationstar Mortgage LLC
6.500% due 07/01/2021		466	468
Nationwide Building Society
10.250% ~(j)	GBP	17	3,230
Navient Corp.
5.625% due 08/01/2033		$55	46
6.500% due 06/15/2022		50	52
8.000% due 03/25/2020 (n)		1,100	1,165
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	29
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,900	3,026

Provident Funding Associates LP
6.375% due 06/15/2025		17	17
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		2,650	2,720
8.000% due 08/10/2025 •(j)(k)(n)		1,900	2,018
8.625% due 08/15/2021 •(j)(k)(n)		1,600	1,718
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	800	1,076
7.375% due 06/24/2022 •(j)(k)(n)		2,500	3,431
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		$4,000	4,127
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		200	187
7.375% due 12/31/2099 (c)(k)		400	398
Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		800	799
6.125% due 05/15/2022 (n)		414	428
6.875% due 03/15/2025		59	59
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	370	500
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,689	2,574
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$4,887	1,160
UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(j)(k)	EUR	400	515
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$370	378
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,195	1,723
7.395% due 03/28/2024		800	1,157
WeWork Cos., Inc.
7.875% due 05/01/2025		$46	45

			69,057

INDUSTRIALS 18.3%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		14	14
Altice Financing S.A.
7.500% due 05/15/2026 (n)		2,000	1,955
Altice France S.A.
7.375% due 05/01/2026 (n)		2,938	2,952
8.125% due 02/01/2027		700	721
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	440	510
Associated Materials LLC
9.000% due 01/01/2024 (n)		$5,560	5,810
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		800	806
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		930	952
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4
Centene Corp.
5.375% due 06/01/2026		9	9
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		16	16
Charter Communications Operating LLC
4.200% due 03/15/2028		86	82
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	105
Cheniere Energy Partners LP
5.250% due 10/01/2025		20	20
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		29	29
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		410	420
7.625% due 03/15/2020 (n)		2,280	2,294
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		22	22
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		888	868
6.250% due 03/31/2023 (n)		5,468	5,215
8.625% due 01/15/2024		214	222
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 «		226	238
8.048% due 05/01/2022 «		360	373
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(e)		200	0
9.250% due 06/30/2020 ^(e)		1,800	0

CSN Islands Corp.
6.875% due 09/21/2019		100	100
CSN Resources S.A.
6.500% due 07/21/2020		800	779
CVS Pass-Through Trust
7.507% due 01/10/2032		2,337	2,722
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		318	333
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		1,600	1,576
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		1,500	1,549
EI Group PLC
6.875% due 05/09/2025	GBP	20	29
EMC Corp.
2.650% due 06/01/2020		$2	2
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (c)		2,800	2,800
Exela Intermediate LLC
10.000% due 07/15/2023		74	79
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (c)	EUR	100	116
6.250% due 05/15/2026 (c)		$110	110
First Quantum Minerals Ltd.
6.500% due 03/01/2024		924	849
6.875% due 03/01/2026		1,018	928
7.000% due 02/15/2021		380	376
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,490	2,618
frontdoor, Inc.
6.750% due 08/15/2026		40	41
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,899
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$198	193
General Electric Co.
5.000% due 01/21/2021 •(j)		106	103
HCA, Inc.
4.500% due 02/15/2027 (n)		600	591
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		88	88
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,500	1,136
9.000% due 03/01/2021 ^(e)		5,754	4,315
IHS Markit Ltd.
4.000% due 03/01/2026		2	2
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		125	125
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		460	468
8.000% due 02/15/2024		85	90
8.500% due 10/15/2024		876	885
9.750% due 07/15/2025		74	79
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		3,967	3,868
8.125% due 06/01/2023 (n)		966	862
International Game Technology PLC
6.250% due 01/15/2027		400	406
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		400	340
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		46	47
Metinvest BV
8.500% due 04/23/2026		600	573
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (h)(j)		1,150	21
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (n)		688	676
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		190	197
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		51	50
4.500% due 03/15/2023		103	101
5.250% due 08/15/2022		8	8
5.500% due 02/15/2024		22	23
Petroleos Mexicanos
6.500% due 03/13/2027		110	113
6.750% due 09/21/2047		30	29
PetSmart, Inc.
5.875% due 06/01/2025		70	58
Platin GmbH
6.875% due 06/15/2023	EUR	300	351
Radiate Holdco LLC
6.875% due 02/15/2023		$40	39
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	155
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,622
Safeway, Inc.
7.250% due 02/01/2031		140	134
Sands China Ltd.
4.600% due 08/08/2023		200	200
5.125% due 08/08/2025		200	200
5.400% due 08/08/2028		200	199
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		23	24
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	1,100	1,347
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	970	1,282
Sunoco LP
4.875% due 01/15/2023		$42	42
T-Mobile USA, Inc.
4.750% due 02/01/2028		12	11
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		20	20
3.250% due 04/15/2022	EUR	200	242
Times Square Hotel Trust
8.528% due 08/01/2026		$4,001	4,624
Transocean Pontus Ltd.
6.125% due 08/01/2025		96	98
Triumph Group, Inc.
4.875% due 04/01/2021		53	51
5.250% due 06/01/2022		22	21
United Group BV
4.375% due 07/01/2022	EUR	100	120
4.875% due 07/01/2024		100	120
Univision Communications, Inc.
5.125% due 05/15/2023		$110	106
5.125% due 02/15/2025		31	29
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	120	139
Verscend Escrow Corp.
9.750% due 08/15/2026		$880	910
ViaSat, Inc.
5.625% due 09/15/2025		58	55
VOC Escrow Ltd.
5.000% due 02/15/2028		34	33
WellCare Health Plans, Inc.
5.375% due 08/15/2026		52	53
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	219
2.750% due 01/20/2024 •		200	217

			70,856

UTILITIES 5.1%
AT&T, Inc.
4.900% due 08/15/2037 (n)		$228	218
5.450% due 03/01/2047		30	30
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	196
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	392
6.510% due 03/07/2022 (n)		3,400	3,588
8.625% due 04/28/2034 (n)		1,081	1,339
9.250% due 04/23/2019		100	103
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (n)		1,125	1,107
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,161	1,282
Petrobras Global Finance BV
5.999% due 01/27/2028 (n)		758	701
6.125% due 01/17/2022 (n)		84	87
6.250% due 12/14/2026	GBP	3,100	4,092
6.625% due 01/16/2034		200	254
7.375% due 01/17/2027 (n)		$1,875	1,902
Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		1,478	1,577
9.750% due 01/06/2027 (n)		596	642
Sprint Capital Corp.
6.900% due 05/01/2019 (n)		1,000	1,019
Sprint Communications, Inc.
7.000% due 08/15/2020 (n)		1,100	1,154

Sprint Corp.
7.625% due 03/01/2026	129	137

		19,820

Total Corporate Bonds & Notes (Cost $159,591)		159,733

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024	33	53

Total Convertible Bonds & Notes (Cost $62)		53

MUNICIPAL BONDS & NOTES 1.3%
ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	50	50
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	120	131
7.750% due 01/01/2042	210	225
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	75
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	26
7.350% due 07/01/2035	15	16
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	165	159

		682

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	125	127

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	28,100	1,706
7.467% due 06/01/2047	2,575	2,578

		4,284

Total Municipal Bonds & Notes (Cost $4,817)		5,093

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
4.000% due 10/01/2040	23	23
5.766% due 07/25/2029 •	530	579
7.966% due 07/25/2029 •	720	875
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)(n)	11,101	9,563
0.100% due 05/25/2020 - 08/25/2046 (a)	123,872	235
0.200% due 04/25/2045 (a)	3,595	3
0.894% due 10/25/2020 ~(a)	26,459	288
7.366% due 10/25/2029 •	1,300	1,529

Total U.S. Government Agencies (Cost $12,379)		13,095

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.5%
American Home Mortgage Investment Trust
2.486% due 03/25/2037 •	4,207	2,778
Banc of America Alternative Loan Trust
12.065% due 09/25/2035 ^•	1,102	1,207
Banc of America Funding Trust
3.121% due 12/20/2034 ~	732	595
3.752% due 10/20/2046 ^~	588	472
3.768% due 03/20/2036 ^~	778	678
4.151% due 12/20/2036 ~	89	92
Banc of America Mortgage Trust
3.622% due 10/20/2046 ^~	78	52
4.504% due 09/25/2034 ~	120	119
Bancorp Commercial Mortgage Trust
5.881% due 08/15/2032 •(n)	3,800	3,861
Barclays Commercial Mortgage Securities Trust
7.158% due 08/15/2027 •(n)	2,900	2,867
Bayview Commercial Asset Trust
2.436% due 03/25/2037 •	136	131
BCAP LLC Trust
3.323% due 05/26/2037 ~	3,375	2,947
Bear Stearns Adjustable Rate Mortgage Trust
3.546% due 03/25/2035 ~	79	78
3.916% due 06/25/2047 ^~	218	202

3.921% due 08/25/2047 ^~		306	274
4.377% due 09/25/2034 ~		83	81
4.551% due 10/25/2036 ^~		751	726
4.750% due 09/25/2034 ~		25	25
Bear Stearns ALT-A Trust
2.376% due 06/25/2046 ^•(n)		2,801	2,953
2.916% due 01/25/2035 •		313	315
3.507% due 05/25/2036 ^~		763	709
3.804% due 08/25/2036 ^~(n)		2,192	2,191
3.874% due 07/25/2035 ^~		327	290
3.896% due 11/25/2036 ^~		441	400
3.930% due 04/25/2035 ~		281	265
4.012% due 05/25/2035 ~		440	415
4.045% due 11/25/2035 ~		55	49
4.167% due 08/25/2036 ^~		436	296
4.375% due 09/25/2034 ~		297	295
BRAD Resecuritization Trust
2.186% due 03/12/2021 «		2,640	115
6.550% due 03/12/2021 «		494	489
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^Ø		1,274	1,068
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		105	78
CD Mortgage Trust
5.688% due 10/15/2048 (n)		4,875	2,511
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		764	567
6.000% due 03/25/2037 ^		832	700
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049 ~(n)		1,636	1,118
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		254	256
Citigroup Mortgage Loan Trust
3.898% due 03/25/2037 ^~(n)		1,342	1,140
Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^		555	532
Commercial Mortgage Loan Trust
6.253% due 12/10/2049 ~(n)		2,424	1,499
Commercial Mortgage Trust
6.308% due 07/10/2046 ~(n)		2,170	2,213
Countrywide Alternative Loan Trust
2.466% due 06/25/2037 ^•(n)		980	775
2.566% due 05/25/2036 ^•		1,695	914
2.566% due 08/01/2036 ^•(n)		1,337	859
5.500% due 10/25/2035 ^		286	259
5.500% due 12/25/2035 ^(n)		1,427	1,228
5.750% due 05/25/2036 ^		276	208
6.000% due 11/25/2035 ^		356	132
6.000% due 04/25/2036 ^		306	257
6.000% due 04/25/2037 ^		595	412
6.500% due 09/25/2032 ^		387	379
6.500% due 07/25/2035 ^		370	303
6.500% due 06/25/2036 ^		462	358
Countrywide Home Loan Mortgage Pass-Through Trust
3.455% due 03/25/2037 ^~		1,095	924
3.628% due 11/25/2035 ^~(n)		1,751	1,573
3.702% due 06/20/2035 ~		151	147
3.861% due 08/20/2035 ^~		75	73
3.912% due 08/25/2034 ^~		42	40
4.086% due 03/25/2046 ^•		2,702	1,795
4.515% due 09/25/2047 ^~		819	800
5.500% due 08/25/2035 ^		75	68
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,253	1,356
Credit Suisse Mortgage Capital Certificates
2.565% due 11/30/2037 ~(n)		9,500	8,393
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.816% due 07/25/2036 ^•		512	176
5.896% due 04/25/2036 Ø		428	298
6.500% due 05/25/2036 ^		371	234
6.500% due 07/26/2036 ^		465	253
Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	7,000	9,115
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.366% due 02/25/2047 •		$557	462
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		80	72
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		146	151
Downey Savings & Loan Association Mortgage Loan Trust
2.348% due 04/19/2047 ^•		341	306
EMF-NL BV
0.679% due 07/17/2041 •	EUR	800	900
Epic Drummond Ltd.
0.137% due 01/25/2022 •		87	100

Eurosail PLC
2.400% due 09/13/2045 •	GBP	1,814	2,278
3.050% due 09/13/2045 •		1,314	1,643
4.650% due 09/13/2045 •		1,126	1,541
First Horizon Alternative Mortgage Securities Trust
3.609% due 05/25/2036 ^~		$1,327	1,205
3.849% due 02/25/2036 ~		94	80
3.880% due 11/25/2036 ^~		1,090	891
4.145% due 08/25/2035 ^~		61	12
6.250% due 11/25/2036 ^		90	63
First Horizon Mortgage Pass-Through Trust
3.708% due 01/25/2037 ^~(n)		656	599
3.835% due 07/25/2037 ^~		45	37
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		1,014	1,012
GMAC Mortgage Corp. Loan Trust
4.208% due 06/25/2034 ~		127	126
4.309% due 07/19/2035 ~		49	48
4.500% due 06/25/2034 ~		82	81
GreenPoint Mortgage Funding Trust
2.396% due 01/25/2037 •		1,006	967
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		3,400	3,072
GS Mortgage Securities Trust
1.497% due 08/10/2043 ~(a)		7,677	154
GSR Mortgage Loan Trust
2.666% due 07/25/2037 ^•		370	190
3.750% due 01/25/2036 ^~(n)		946	942
3.954% due 12/25/2034 ~		29	29
6.000% due 09/25/2034		216	216
HarborView Mortgage Loan Trust
2.358% due 02/19/2046 •(n)		1,591	1,571
2.378% due 11/19/2036 •(n)		2,862	2,659
2.728% due 06/19/2034 •		214	208
2.808% due 01/19/2035 •		238	225
3.970% due 08/19/2036 ^~		194	158
HomeBanc Mortgage Trust
2.466% due 03/25/2035 •		260	230
IM Pastor Fondo de Titulizacion de Activos
0.222% due 03/22/2044 •	EUR	600	637
Impac CMB Trust
2.736% due 11/25/2035 ^•		$307	288
IndyMac Mortgage Loan Trust
2.676% due 04/25/2035 •		160	154
3.016% due 08/25/2034 •		158	146
3.076% due 09/25/2034 •		394	374
3.287% due 06/25/2037 ^~		294	271
3.596% due 05/25/2037 ^~		3,165	2,962
3.733% due 11/25/2036 ^~		979	966
3.825% due 12/25/2036 ^~		1,049	1,011
JPMorgan Alternative Loan Trust
3.835% due 05/25/2036 ^~		379	308
5.500% due 11/25/2036 ^~		7	5
JPMorgan Chase Commercial Mortgage Securities Trust
5.771% due 01/12/2043 ~		370	375
JPMorgan Mortgage Trust
3.588% due 05/25/2036 ^~		588	571
3.994% due 07/25/2035 ~		92	93
4.249% due 10/25/2036 ^~		40	36
6.000% due 08/25/2037 ^		580	498
Landmark Mortgage Securities PLC
0.088% due 06/17/2038 •	EUR	218	247
1.017% due 06/17/2038 •	GBP	571	727
Lehman Mortgage Trust
5.754% due 04/25/2036 ~		$308	280
6.000% due 05/25/2037 ^(n)		1,243	1,251
MASTR Adjustable Rate Mortgages Trust
2.585% due 01/25/2047 ^•		357	297
4.133% due 10/25/2034 ~		656	621
Merrill Lynch Mortgage Trust
6.000% due 06/12/2050 ~(n)		122	123
Morgan Stanley Capital Trust
6.328% due 06/11/2049 ~		292	294
Morgan Stanley Mortgage Loan Trust
3.908% due 07/25/2035 ^~(n)		1,366	1,274
4.062% due 01/25/2035 ^~		272	221
5.750% due 12/25/2035 ^		386	361
6.000% due 08/25/2037 ^		242	195
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		644	598
Motel 6 Trust
9.085% due 08/15/2019 •		5,035	5,122
Prime Mortgage Trust
2.566% due 06/25/2036 ^•		3,353	2,121
7.000% due 07/25/2034		177	169

Regal Trust
2.434% due 09/29/2031 •		3	3
Residential Accredit Loans, Inc. Trust
2.426% due 06/25/2037 •		1,675	1,453
5.500% due 04/25/2037		101	92
6.000% due 08/25/2035 ^		552	519
6.000% due 01/25/2037 ^		473	443
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		457	300
6.000% due 07/25/2037		7,068	4,777
Residential Funding Mortgage Securities, Inc. Trust
5.357% due 07/27/2037 ^~		194	168
6.000% due 06/25/2037 ^		369	351
Sequoia Mortgage Trust
3.898% due 01/20/2038 ^~		252	239
Structured Adjustable Rate Mortgage Loan Trust
3.897% due 01/25/2036 ^~		1,053	804
4.261% due 08/25/2034 ~		19	19
Structured Asset Mortgage Investments Trust
2.426% due 08/25/2036 ^•(n)		2,130	1,987
2.676% due 05/25/2045 •		134	131
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.177% due 01/25/2034 ~		322	324
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		303	233
Theatre Hospitals PLC
4.503% due 10/15/2031 •	GBP	237	300
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 07/25/2046 •(n)		$1,848	1,823
3.102% due 11/25/2036 ^~		302	293
3.138% due 03/25/2037 ^~		479	437
3.448% due 03/25/2033 ~		75	76
3.565% due 06/25/2037 ^~(n)		1,475	1,389
3.722% due 07/25/2037 ^~(n)		2,496	2,114
3.743% due 07/25/2037 ^~(n)		1,122	1,035
Washington Mutual Mortgage Pass-Through Certificates Trust
2.695% due 10/25/2046 ^•		472	416
3.600% due 06/25/2033 ~		67	68
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 07/25/2037 ^•		181	163
4.392% due 04/25/2036 ^~		17	17
4.603% due 10/25/2036 ^~		17	16
4.608% due 09/25/2036 ^~		17	18

Total Non-Agency Mortgage-Backed Securities (Cost $119,979)			133,810

ASSET-BACKED SECURITIES 35.3%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		201	43
Airspeed Ltd.
2.428% due 06/15/2032 •		448	418
American Money Management Corp. CLO Ltd.
9.307% due 12/09/2026 •		1,200	1,212
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.941% due 05/25/2034 •		154	155
5.066% due 08/25/2032 •		817	820
Asset-Backed Funding Certificates Trust
2.366% due 10/25/2036 •(n)		5,821	5,574
2.776% due 10/25/2033 •		167	158
2.876% due 03/25/2035 •(n)		4,431	4,442
Bear Stearns Asset-Backed Securities Trust
2.050% due 09/25/2034 •		537	521
4.018% due 07/25/2036 ~		448	293
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,378
C-BASS CBO Corp.
2.573% due 09/06/2041 •		7,846	825
Conseco Finance Corp.
6.220% due 03/01/2030		66	70
6.530% due 02/01/2031 ~		1,051	1,020
7.050% due 01/15/2027		28	28
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 Ø		756	827
7.960% due 05/01/2031		1,618	1,008
8.060% due 09/01/2029 ~(n)		2,955	1,493
9.163% due 03/01/2033 ~		2,714	2,557
Countrywide Asset-Backed Certificates
2.356% due 06/25/2035 •(n)		7,877	7,217
2.466% due 01/25/2037 •(n)		15,575	14,931
2.556% due 12/25/2036 ^•		527	294
2.776% due 08/25/2032 ^•		338	318
3.491% due 02/25/2035 •(n)		2,094	2,119
Countrywide Asset-Backed Certificates Trust
2.996% due 11/25/2034 •		265	267
4.693% due 10/25/2035 ~		5	5

Crecera Americas LLC
4.567% due 08/31/2020 •		6,000	6,007
Credit Suisse First Boston Mortgage Securities Corp.
3.266% due 02/25/2031 •		1,454	1,472
Credit-Based Asset Servicing & Securitization LLC
3.536% due 12/25/2035 •		1,377	1,363
Euromax ABS PLC
0.021% due 11/10/2095 •	EUR	5,000	5,388
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		$489	523
Home Equity Asset Trust
4.616% due 10/25/2033 •		14	13
Home Equity Loan Trust
2.556% due 04/25/2037 •(n)		8,700	7,258
Home Equity Mortgage Loan Asset-Backed Trust
2.456% due 04/25/2037 •(n)		14,353	10,840
2.536% due 04/25/2037 •(n)		4,594	4,099
JPMorgan Mortgage Acquisition Trust
2.296% due 08/25/2036 •		7	4
2.406% due 03/25/2047 •		1,849	1,796
KGS-Alpha SBA COOF Trust
1.090% due 04/25/2038 «~(a)		968	25
Lehman ABS Mortgage Loan Trust
2.306% due 06/25/2037 •		5,506	3,888
Long Beach Mortgage Loan Trust
2.406% due 02/25/2036 •		2,964	2,503
2.486% due 05/25/2046 •		3,350	1,461
2.921% due 11/25/2035 •(n)		4,275	3,542
4.691% due 03/25/2032 ~		57	58
Morgan Stanley ABS Capital, Inc. Trust
3.251% due 01/25/2035 •		593	270
Morgan Stanley Dean Witter Capital, Inc. Trust
3.641% due 02/25/2033 •		248	248
National Collegiate Commutation Trust
0.000% due 03/25/2038 •		4,000	2,185
1.000% due 03/25/2038 •		6,400	3,496
NovaStar Mortgage Funding Trust
2.386% due 11/25/2036 •		1,387	660
Oakwood Mortgage Investors, Inc.
2.388% due 06/15/2032 •		15	14
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^Ø		9	9
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 Ø		1,221	1,257
Ownit Mortgage Loan Trust
3.423% due 10/25/2035 Ø		2,154	1,360
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.091% due 10/25/2034 •		1,161	977
Residential Asset Mortgage Products Trust
3.341% due 08/25/2033 •		536	513
Saxon Asset Securities Trust
3.191% due 12/26/2034 •		629	564
Securitized Asset-Backed Receivables LLC Trust
2.446% due 02/25/2037 ^•		368	182
2.891% due 01/25/2035 •		25	25
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,382
SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)		2,540	1,181
0.000% due 09/25/2040 «(h)		1,094	699
Soloso CDO Ltd.
2.659% due 10/07/2037 •		1,300	1,112
South Coast Funding Ltd.
2.597% due 01/06/2041 •		41,104	11,731
Specialty Underwriting & Residential Finance Trust
2.366% due 06/25/2037 •(n)		5,533	4,151
Structured Asset Investment Loan Trust
2.656% due 01/25/2036 •(n)		5,504	5,316
Structured Asset Securities Corp. Mortgage Loan Trust
2.516% due 06/25/2035 •		253	248
Talon Funding Ltd.
2.811% due 06/05/2035 •		839	382
UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		666	639

Total Asset-Backed Securities (Cost $118,792)			136,834

SOVEREIGN ISSUES 3.4%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	3,180	2,198
3.375% due 01/15/2023		100	100
5.250% due 01/15/2028		100	93
6.250% due 11/09/2047		100	89
7.820% due 12/31/2033		6,784	7,538
30.131% (BADLARPP) due 10/04/2022 ~	ARS	36	1

37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		39,487	914
43.077% (ARLLMONP) due 06/21/2020 ~		44,226	1,249
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		1,675	40
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		400	10
Peru Government International Bond
6.150% due 08/12/2032	PEN	1,160	358
6.350% due 08/12/2028		250	80
8.200% due 08/12/2026		250	90
Qatar Government International Bond
3.875% due 04/23/2023		$200	202
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	237
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$165	44
8.250% due 10/13/2024 ^(e)		19	5
9.250% due 09/15/2027 ^(e)		198	55

Total Sovereign Issues (Cost $17,255)			13,303

	SHARES
COMMON STOCKS 2.4%
COMMUNICATION SERVICES 0.1%
Tribune Media Co. ‘A’		5,969	230

CONSUMER DISCRETIONARY 0.6%
Caesars Entertainment Corp. (f)		219,638	2,251

ENERGY 0.8%
Dommo Energia S.A. «(f)(l)		6,101,134	1,614
Dommo Energia S.A. SP - ADR «		1,108	39
Forbes Energy Services Ltd. «(f)(l)		29,625	175
Ocean Rig UDW, Inc. (f)		35,500	1,229

			3,057

FINANCIALS 0.6%
TIG FinCo PLC «(l)		1,377,983	2,263

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(l)		200,912	67

UTILITIES 0.3%
Eneva S.A. (f)(l)		4,214	14
TexGen Power LLC «		33,708	1,230

			1,244

Total Common Stocks (Cost $8,288)			9,112

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		279,000	60

Total Warrants (Cost $0)			60

CONVERTIBLE PREFERRED SECURITIES 3.3%
BANKING & FINANCE 3.3%
Wells Fargo & Co.
7.500% (j)		9,900	12,780

Total Convertible Preferred Securities (Cost $6,294)			12,780

PREFERRED SECURITIES 1.3%
INDUSTRIALS 1.3%
Sequa Corp.
9.000% «		5,745	5,171

Total Preferred Securities (Cost $5,688)			5,171

REAL ESTATE INVESTMENT TRUSTS 1.9%
REAL ESTATE 1.9%
VICI Properties, Inc.		340,104	7,353

Total Real Estate Investment Trusts (Cost $4,976)			7,353

SHORT-TERM INSTRUMENTS 8.9%
REPURCHASE AGREEMENTS (m) 6.3%			24,335

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 1.1%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018	ARS	530	13
43.450% due 10/17/2018 (i)		406	10
43.600% due 10/17/2018 (i)		228	5
43.650% due 10/17/2018 (i)		203	5
45.000% due 11/21/2018 (i)		1,055	24
46.250% due 11/21/2018 (i)		575	13
Nigeria Open Market Operation Bills
15.432% due 10/25/2018 (i)	NGN	70,560	192
15.696% due 11/08/2018 (i)		7,740	21
15.703% due 10/25/2018 (i)		50,100	136
15.716% due 11/08/2018 (i)		10,800	29
15.737% due 11/08/2018 (i)		122,000	331
15.798% due 11/08/2018 (i)		50,000	135
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$3,400	3,282

			4,196

ARGENTINA TREASURY BILLS 0.1%
(0.509)% due 12/28/2018 - 03/29/2019 (g)(h)	ARS	13,023	320

NIGERIA TREASURY BILLS 0.5%
15.532% due 10/04/2018 - 11/29/2018 (g)(h)	NGN	706,940	1,918

U.S. TREASURY BILLS 0.9%
2.094% due 11/08/2018 - 12/13/2018 (g)(h)(q)		$3,497	3,487

Total Short-Term Instruments (Cost $34,327)			34,256

Total Investments in Securities (Cost $517,426)			554,506

Total Investments 143.1% (Cost $517,426)			$554,506
Financial Derivative Instruments (o)(p) (0.5)% (Cost or Premiums, net $(9,336))			(1,929)
Other Assets and Liabilities, net (42.6)%			(165,050)

Net Assets 100.0%			$387,527

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$159	$1,614	0.42%
Eneva S.A.	12/21/2017	18	14	0.00
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	175	0.05
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,026	0.78
Sierra Hamilton Holder LLC	07/31/2017	51	67	0.02
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,846	2,263	0.58

		$6,444	$7,159	1.85%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	09/28/2018	10/01/2018	$1,335	U.S. Treasury Notes 1.250% due 07/31/2023	$(1,365)	$1,335	$1,335
MBC	2.330	09/28/2018	10/01/2018	23,000	U.S. Treasury Notes 2.000% due 08/31/2021	(23,745)	23,000	23,005

Total Repurchase Agreements						$(25,110)	$24,335	$24,340

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPS	2.890%	08/29/2018	11/29/2018			$(284)	$(285)
	3.314	08/14/2018	11/14/2018			(5,416)	(5,440)
BRC	3.319	08/14/2018	11/14/2018			(2,184)	(2,194)
	3.336	07/16/2018	10/16/2018			(7,308)	(7,360)
	3.341	08/09/2018	11/09/2018			(10,030)	(10,080)
	3.366	09/21/2018	12/21/2018			(8,139)	(8,147)
	4.381	08/14/2018	06/27/2019			(1,596)	(1,605)
JML	1.050	08/15/2018	11/15/2018		GBP	(1,833)	(2,393)
	2.550	08/20/2018	TBD	(3)		$(7,310)	(7,332)
JPS	2.800	10/01/2018				(7,303)	(7,303)
MSB	3.611	08/17/2018	08/19/2019			(5,453)	(5,478)
	3.634	09/20/2018	09/17/2019			(1,059)	(1,060)
NOM	2.800	09/21/2018	10/23/2018			(6,620)	(6,625)
RBC	2.840	07/18/2018	10/18/2018			(1,071)	(1,077)
	2.890	07/18/2018	10/18/2018			(2,550)	(2,565)
RDR	2.520	08/30/2018	11/30/2018			(2,038)	(2,043)
	2.530	09/10/2018	12/10/2018			(1,020)	(1,022)
RTA	3.343	07/03/2018	10/03/2018			(8,147)	(8,215)
	3.460	04/05/2018	10/05/2018			(3,774)	(3,839)
	3.511	04/23/2018	10/23/2018			(723)	(734)
	3.519	04/26/2018	10/26/2018			(4,931)	(5,007)
	3.531	08/02/2018	02/04/2019			(4,449)	(4,475)
	3.544	09/07/2018	03/07/2019			(2,087)	(2,092)
	3.608	09/12/2018	03/12/2019			(7,960)	(7,975)
	3.642	09/24/2018	03/25/2019			(1,127)	(1,128)
SAL	3.187	04/05/2018	10/01/2018			(1,673)	(1,699)
	3.187	04/05/2018	10/05/2018			(1,791)	(1,819)
SOG	2.850	07/11/2018	10/11/2018			(1,069)	(1,076)
	2.850	07/16/2018	10/16/2018			(4,425)	(4,452)
	2.850	07/24/2018	10/24/2018			(2,116)	(2,128)
	2.850	09/24/2018	10/24/2018			(662)	(662)
	2.880	09/06/2018	12/06/2018			(5,691)	(5,702)
	2.890	09/07/2018	12/07/2018			(2,400)	(2,405)
	2.890	09/12/2018	12/12/2018			(866)	(867)
	2.890	09/14/2018	12/14/2018			(2,427)	(2,430)
	3.292	07/23/2018	10/23/2018			(1,207)	(1,215)
UBS	(0.100)	09/24/2018	10/24/2018		EUR	(1,175)	(1,364)
	1.050	09/20/2018	10/22/2018		GBP	(4,064)	(5,299)
	1.630	09/24/2018	01/15/2019			(4,150)	(5,411)
	2.530	09/13/2018	12/13/2018			$(205)	(205)
	2.780	08/14/2018	11/14/2018			(2,944)	(2,955)
	2.780	09/12/2018	12/12/2018			(2,746)	(2,750)
	2.780	09/13/2018	12/13/2018			(1,116)	(1,118)
	2.790	09/17/2018	12/17/2018			(13,449)	(13,464)
	2.820	09/05/2018	12/05/2018			(3,888)	(3,896)
	3.280	07/10/2018	10/10/2018			(4,402)	(4,435)
	3.300	07/23/2018	10/23/2018			(5,516)	(5,551)
	3.340	07/05/2018	10/05/2018			(3,201)	(3,227)

Total Reverse Repurchase Agreements							$(179,604)

(n)	Securities with an aggregate market value of $229,246 have been pledged as collateral under the terms of master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(166,813) at a weighted average interest rate of 2.997%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.222%	$4,200	$(139)	$(125)	$(264)	$0	$(19)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.559	1,000	22	84	106	0	0

						$(117)	$(41)	$(158)	$0	$(19)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	11.680%	Maturity	01/04/2021	BRL	51,500	$(252)	$896	$644	$0	$(23)
Pay	1-Year BRL-CDI	15.590	Maturity	01/04/2021		20	1	0	1	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	13,300	618	(253)	365	0	(4)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(244)	(398)	0	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		$165,100	(452)	286	(166)	120	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		63,400	(2,639)	(41)	(2,680)	33	0
Pay (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	(261)	(593)	20	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	(1,075)	(2,671)	9	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	(536)	(384)	6	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	(307)	(3,640)	12	0
Receive (5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		43,000	144	1,185	1,329	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		25,500	2,291	957	3,248	24	0
Receive (5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		8,000	40	243	283	10	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	88	217	14	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	10,100	41	63	104	0	(48)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	17,050	274	156	430	0	(27)

							$(5,068)	$1,157	$(3,911)	$261	$(102)

Total Swap Agreements							$(5,185)	$1,116	$(4,069)	$261	$(121)

Cash of $489 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	BRL	1,388		$336	$0	$(7)
BPS	10/2018		$679	ARS	27,234	0	(27)
	10/2018		26,440	EUR	22,448	0	(377)
	11/2018	EUR	22,448		$26,504	378	0
	11/2018		$62	ARS	2,576	0	(3)
	11/2018		3,763	MXN	72,746	98	0
	12/2018	PEN	1,929		$580	0	(3)
CBK	10/2018	EUR	22,855		26,718	182	0
	10/2018		$34	ARS	1,020	0	(10)
	10/2018		2,280	GBP	1,729	0	(27)
	11/2018	NGN	7,334		$19	0	(1)
DUB	10/2018		$212	ARS	8,199	0	(15)
	12/2018		44		1,879	0	(3)
GLM	10/2018		9		359	0	(1)
	10/2018		472	EUR	407	1	0
	11/2018	GBP	386		$508	4	0
HUS	10/2018	BRL	9,084		2,213	0	(36)
	10/2018		$102	ARS	3,866	0	(9)
	10/2018		2,202	BRL	9,084	48	0
	11/2018	BRL	9,084		$2,196	0	(48)
JPM	10/2018	EUR	813		956	12	0
	10/2018	NGN	279,094		743	0	(24)
	10/2018		$10	ARS	397	0	0
	10/2018		39,797	GBP	30,209	0	(422)
	11/2018	GBP	30,209		$39,851	423	0
	11/2018	NGN	535,519		1,423	0	(42)
	01/2019		$38	ARS	1,459	0	(7)
MSB	10/2018	NGN	41,371		$110	0	(3)
NGF	10/2018		$54	ARS	1,804	0	(12)
	12/2018		109		4,399	0	(13)
SCX	10/2018	NGN	84,245		$224	0	(7)
	10/2018		$415	GBP	315	0	(5)
	11/2018	NGN	10,172		$27	0	(1)
SOG	10/2018	GBP	32,253		41,566	0	(472)
UAG	10/2018		$608	RUB	41,258	21	0
	11/2018		3,337		214,136	0	(83)

Total Forward Foreign Currency Contracts						$1,167	$(1,658)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%	$400	$(40)	$29	$0	$(11)
BRC	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531	400	(46)	35	0	(11)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575	300	(25)	16	0	(9)
CBK	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531	500	(53)	40	0	(13)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575	300	(26)	17	0	(9)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.852	110	(16)	14	0	(2)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.844	100	(19)	19	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531	200	(23)	18	0	(5)
HUS	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662	130	(5)	6	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531	130	(13)	9	0	(4)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575	69	(10)	8	0	(2)
JPM	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531	200	(18)	13	0	(5)

							$(294)	$224	$1	$(71)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$100	$(12)	$0	$0	$(12)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	100	(13)	7	0	(6)
FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	0	0	(12)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	5	0	(5)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	500	(78)	42	0	(36)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	14,461	(2,878)	2,015	0	(863)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	3,766	(730)	196	0	(534)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,500	(76)	58	0	(18)
MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	200	(24)	14	0	(10)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	200	(24)	12	0	(12)

						$(3,857)	$2,349	$0	$(1,508)

Total Swap Agreements						$(4,151)	$2,573	$1	$(1,579)

(q)

Securities with an aggregate market value of $2,895 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$299	$21,146	$2,408	$23,853
Corporate Bonds & Notes
Banking & Finance	0	66,031	3,026	69,057
Industrials	2,800	67,252	804	70,856
Utilities	0	19,820	0	19,820
Convertible Bonds & Notes
Industrials	0	53	0	53
Municipal Bonds & Notes
Illinois	0	682	0	682
Iowa	0	127	0	127
West Virginia	0	4,284	0	4,284
U.S. Government Agencies	0	13,095	0	13,095
Non-Agency Mortgage-Backed Securities	0	132,608	1,202	133,810
Asset-Backed Securities	0	133,547	3,287	136,834
Sovereign Issues	0	13,303	0	13,303
Common Stocks
Communication Services	230	0	0	230
Consumer Discretionary	2,251	0	0	2,251
Energy	1,229	0	1,828	3,057
Financials	0	0	2,263	2,263
Industrials	0	0	67	67
Utilities	14	0	1,230	1,244
Warrants
Industrials	0	0	60	60
Convertible Preferred Securities
Banking & Finance	12,780	0	0	12,780
Preferred Securities
Industrials	0	0	5,171	5,171
Real Estate Investment Trusts
Real Estate	7,353	0	0	7,353
Short-Term Instruments
Repurchase Agreements	0	24,335	0	24,335
Short-Term Notes	0	4,196	0	4,196
Argentina Treasury Bills	0	320	0	320
Nigeria Treasury Bills	0	1,918	0	1,918
U.S. Treasury Bills	0	3,487	0	3,487

Total Investments	$26,956	$506,204	$21,346	$554,506

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	261	0	261
Over the counter	0	1,168	0	1,168
	$0	$1,429	$0	$1,429

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(121)	0	(121)
Over the counter	0	(3,237)	0	(3,237)

	$0	$(3,358)	$0	$(3,358)

Total Financial Derivative Instruments	$0	$(1,929)	$0	$(1,929)

Totals	$26,956	$504,275	$21,346	$552,577

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$469	$1,930	$0	$0	$0	$(42)	$51	$0	$2,408	$(42)
Corporate Bonds & Notes
Banking & Finance	5,806	0	(2,800)	0	12	8	0	0	3,026	16
Industrials	811	0	(1)	2	0	(8)	0	0	804	(8)
Non-Agency Mortgage-Backed Securities	1,222	0	(42)	1	4	17	0	0	1,202	17
Asset-Backed Securities	3,415	0	0	10	0	(138)	0	0	3,287	(138)
Common Stocks
Energy	1,709	0	0	0	0	(56)	175	0	1,828	(56)
Financials	2,182	0	0	0	0	81	0	0	2,263	81
Industrials	72	0	0	0	0	(5)	0	0	67	(6)
Utilities	1,069	0	0	0	0	161	0	0	1,230	162
Warrants
Industrials	71	0	0	0	0	(11)	0	0	60	(11)
Preferred Securities
Industrials	4,659	512	0	0	0	0	0	0	5,171	0

Totals	$21,485	$2,442	$(2,843)	$13	$16	$7	$226	$0	$21,346	$15

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$2,408	Third Party Vendor	Broker Quote	99.000 - 105.375
Corporate Bonds & Notes
Banking & Finance	3,026	Reference Instrument	OAS Spread	500.644 bps
Industrials	193	Reference Instrument	Yield	10.040
	611	Third Party Vendor	Broker Quote	103.810 - 105.560
Non-Agency Mortgage-Backed Securities	604	Proxy Pricing	Base Price	4.357 - 99.046
	598	Third Party Vendor	Broker Quote	93.000
Asset-Backed Securities	3,287	Proxy Pricing	Base Price	2.625 - 67,000.000
Common Stocks
Energy	1,828	Other Valuation Techniques (2)	—	—
Financials	2,263	Discounted Cash Flow	Discounted Rate	$1.260
Industrials	67	Other Valuation Techniques (2)	—	—
Utilities	1,230	Indicative Market Quotation	Broker Quote	$36.500
Warrants
Industrials	60	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	5,171	Indicative Market Quotation	Broker Quote	$900.000

Total	$21,346

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to methods used by Pricing Services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	RTA	Bank of New York Mellon Corp.
CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC
GST	Goldman Sachs International	NOM	Nomura Securities International Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar	NGN	Nigerian Naira

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind
ADR	American Depositary Receipt	CDI	Brazil Interbank Deposit Rate	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Opportunity Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018